================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 9, 2005
                                ----------------
                Date of Report (Date of earliest event reported)


                AptarGroup, Inc. Profit Sharing and Savings Plan
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       1-11846                   36-3853103
         --------                       -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois, 60014
       -------------------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 815-477-0424.
                                                            ------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 4.01. Change in Registrant's Independent Registered Public Accounting Firm.
           --------------------------------------------------------------------

     On February 9, 2005, the Audit Committee of the Board of Directors of AptarGroup, Inc. appointed Crowe Chizek and Company LLC ("Crowe Chizek") as the independent registered public accounting firm of the AptarGroup, Inc. Profit Sharing and Savings Plan (the "Plan") and dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). Crowe Chizek will audit the financial statements of the Plan for the fiscal year ended December 31, 2004.

During the two years ended December 31, 2003 and 2002, and through February 9, 2005, there were no disagreements between the Plan and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to PricewaterhouseCoopers' satisfaction would have caused PricewaterhouseCoopers to make reference thereto in connection with its audit reports on the Plan's financial statements for such periods.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Plan's years ended December 31, 2003 and 2002, or through February 9, 2005.

The reports of PricewaterhouseCoopers on the financial statements of the Plan as of and for the two years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

The Plan provided PricewaterhouseCoopers with a copy of the foregoing disclosures, and a letter from PricewaterhouseCoopers confirming whether or not PricwaterhouseCoopers agrees with these disclosures is attached as Exhibit 16.1 to this report.

During the two years ended December 31, 2003 and 2002, and through February 9, 2005, the Plan did not consult with Crowe Chizek with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 9.01 Financial Statements and Exhibits.
          ----------------------------------


     (c)  Exhibits


     16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         AptarGroup, Inc. Profit Sharing and
                                         Savings Plan


                                     By: AptarGroup, Inc., as Plan Administrator

Date: February 15, 2005                      By: /s/ Stephen J. Hagge
                                                 --------------------
                                                 Stephen J. Hagge
                                                 Executive Vice President, Chief
                                                 Financial Officer and Secretary